UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 30, 2019
INSULET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33462 (Commission File No.)	04-3523891 (IRS Employer Identification No.)
100 Nagog Park
Acton, Massachusetts 01720
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (978) 600-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PODD	The NASDAQ Stock Market, LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, at the 2019 annual meeting of shareholders (the “2019 Annual Meeting”) of Insulet Corporation (the “Company”) held on May 30, 2019, the Company’s shareholders approved an amendment to the Company's 2007 Employee Stock Purchase Plan (the “ESPP”) to, among other things, increase the aggregate number of shares authorized for issuance under the ESPP by 500,000 shares.

A detailed summary of the material terms of the ESPP appears beginning on page 42 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2019 (the “Proxy Statement”). The foregoing and the description of the ESPP that appears in the Proxy Statement are qualified in their entirety by reference to the ESPP, which is filed as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company held its 2019 Annual Meeting on May 30, 2019. For more information on the following proposals, please see the Proxy Statement.

(a)
The shareholders elected the following two nominees to the Board of Directors as Class III Directors, each to serve for a three-year term and until their successor has been duly elected and qualified or until their earlier resignation or removal:

	Nominee	For	Withheld	Broker Non-Votes
	Jessica Hopfield, Ph.D.	55,030,023	184,356	2,261,035
	David Lemoine	55,028,648	185,731	2,261,035

The terms in office of the Class I Directors (Sally Crawford, Michael R. Minogue and Corinne H. Nevinny) and the Class II Directors (John A. Fallon, M.D., Shacey Petrovic and Timothy J. Scannell) continued after the 2019 Annual Meeting.

(b)	The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

	For	Against	Abstentions	Broker Non-Votes
	54,726,299	477,475	10,605	2,261,035

(c)	The shareholders approved an amendment to the ESPP to, among other things, increase the aggregate number of shares authorized for issuance under such plan by 500,000 shares.

	For	Against	Abstentions	Broker Non-Votes
	54,545,959	80,138	588,282	2,261,035

(d)	The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

	For	Against	Abstentions	Broker Non-Votes
	57,403,749	53,195	18,470	—

No other matters were submitted for shareholder action.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Insulet Corporation Employee Stock Purchase Plan (Amended and Restated February 27, 2019)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION
May 30, 2019	By:	/s/ Wayde McMillan
Wayde McMillan
Chief Financial Officer